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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 17, 2001
                                                   (January 17, 2001)


                          AMERICAN TOWER CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    001-14195                  65-0723837
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                             116 Huntington Avenue
                         Boston, Massachusetts  02116
             (Address of Principal Executive Offices)  (Zip Code)

                                (617) 375-7500
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On January 17, 2001, American Tower Corporation (the "Company") issued a press release announcing it is seeking to raise approximately $350.0 million through an institutional private placement of its senior notes. This press release is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.     Item
-----------     -------
99.1            Press release, dated January 17, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN TOWER CORPORATION
                                              (Registrant)


Date:   January  17, 2001             By: /s/ Justin D. Benincasa
                                         ---------------------------------
                                         Name:  Justin D. Benincasa
                                         Title: Senior Vice President and
                                                Corporate Controller
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                                 EXHIBIT INDEX


Exhibit No.     Description
------------    ------------
99.1            Press release, dated January 17, 2001.